--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2006

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 30, 2006, the Board of Directors of PRG-Schultz International, Inc. (the "Company") appointed Robert B. Lee as Controller and principal accounting officer of the Company, effective February 4, 2006. Prior to joining the Company, Mr. Lee served since October 2002 as a senior corporate financial consultant of Bartlett Lee Auxiliary Management LLC, a provider of accounting and financial services. From July 1993 to October 2002, Mr. Lee was the Chief Financial Officer of Buckhead American Corporation, a public company engaged in the development, management and franchising of hotels. Mr. Lee is 51. Mr. Lee's annual salary is $150,000 and he is eligible for a potential target bonus of $40,000 under the Company's 2006 Performance Bonus Plan. He may also participate in the other employee benefit plans that are generally available to U.S. employees of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  February 6, 2006                 By:  /s/ Clinton McKellar, Jr.
                                             -----------------------------------
                                             Clinton McKellar, Jr.
                                             General Counsel and Secretary




                                       2